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                                                                   EXHIBIT 4.1
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COMMON STOCK                                                                          COMMON STOCK


   NUMBER                                  [LOGO]                                       SHARES

                                          INTRAWARE

INCORPORATED UNDER THE LAWS                                                   SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                                                     AND A STATEMENT AS TO THE RIGHTS,
                                                                                 PREFERENCES, PRIVILEGES AND
                                                                                   RESTRICTIONS ON SHARES
                                                                                     CUSIP 46118M 10 3


This Certifies that





is the record holder of

                   FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.0001 PAR VALUE, OF
     ---------------------------------------               -------------------------------------------------
--------------------------------------------INTRAWARE, INC.------------------------------------------------------
     ---------------------------------------                ------------------------------------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the
Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated

               /s/ Donald M. Freed               [SEAL]                    /s/ Peter H. Jackson
            EXECUTIVE VICE PRESIDENT                                           PRESIDENT AND
          AND CHIEF FINANCIAL OFFICER                                    CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
  HARRIS TRUST COMPANY OF CALIFORNIA

                 TRANSFER AGENT
                 AND REGISTRAR

BY
          AUTHORIZED SIGNATURE

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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the
Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- ..........(Custodian)..................
     TEN ENT -- as tenants by the entireties                               (Cust)                  (Minor)
     JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                survivorship and not as tenants                           Act....................................
                in common                                                              (State)
                                                     UNIF TRF MIN ACT  -- ..........Custodian (until age........)
                                                                           (Cust)
                                                                          ...............under Uniform Transfers
                                                                           (Minor)
                                                                          to Minors Act.........................
                                                                                            (State)

               Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,                                                    hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------

-----------------------------------------------------------------------------------------------------------------
                   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-------------------------------------------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------------------
                                                     -------------------------------------------------------------
                                             NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                                     AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                     PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                                     WHATEVER.

Signature(s) Guaranteed:

By
  ---------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17AG-15.
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